SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: August 6, 2004
               Date of earliest event reported: August 6, 2004

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



        Delaware                        1-11166                 13-3623351
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   (State or other jurisdiction of (Commission File Number) (I.R.S. Employer
    incorporation or organization)                           Identification No.)


1290 Avenue of the Americas
New York, New York                                         10104
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(Address of principal executive offices)                 (Zip Code)


                                 (212) 554-1234
                       ----------------------------------
              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

ITEM 5. OTHER EVENTS

Today, August 6, 2004, AXA, the Registrant's parent, issued a press release, announcing its consolidated results of operations for the first half of 2004 prepared in accordance with accounting principles generally accepted in France ("French GAAP"). Included within AXA's consolidated results of operations for the first half of 2004 are the results of operations of the Registrant and its consolidated subsidiaries, presented in accordance with French GAAP. Set forth below is a reconciliation of the Registrant's contribution to AXA's consolidated French GAAP Underlying Earnings (French GAAP net income excluding amortization of goodwill, net capital gains (losses) and exceptional operations) to the Registrant's consolidated Net Earnings prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").


                               AXA FINANCIAL, INC.
    RECONCILIATION OF THE CONTRIBUTION TO AXA FRENCH GAAP UNDERLYING EARNINGS
                      TO AXA FINANCIAL'S US GAAP NET INCOME
                                  (in millions)


                                                                                                           1ST HALF
                                                                                                 -----------------------------
                                                                                                     2003            2004
                                                                                                 ------------   --------------
 CONTRIBUTION TO AXA FRENCH GAAP UNDERLYING EARNINGS PER AXA PRESS RELEASE           IN EURO

       US Life & Savings                                                                                 279              309
       Asset Management                                                                                   76               85
       AXA Financial Holding Company                                                                     (29)             (21)

                                                                                                 ------------   --------------
 TOTAL CONTRIBUTION TO AXA FRENCH GAAP UNDERLYING EARNINGS                                               326              373

       Total after-tax capital Gains (losses), net                                                       (41)              24
                                                                                                 ------------   --------------
 TOTAL CONTRIBUTION TO AXA FRENCH GAAP ADJUSTED EARNINGS                             IN EURO             285              397

                                                                Average exchange rate  US$1.00 =       0.905            0.815

                                                                                     IN US$              315              488

 RECONCILING ITEMS:
 (A)   GMIB/DB                                                                                             5                4
 (B)   Investment income & capital gains (losses)                                                        (35)               4
 (C)   Employee stock based compensation                                                                 (30)              (3)
 (D)   Amortization of goodwill & other intangible assets                                                 (8)              (9)
 (E)   Impact of SOP 03-01                                                                                --               (1)
 (F)   Prior period adjustment -- deferred tax liability                                                 (28)              --
 (G)   AXF Holding -- reduction of state tax on DLJ sale                                                  --               53
 (H)   AXF Holding -- interest rate swap contracts                                                        20               (8)
       Other                                                                                              (1)               2
                                                                                                 -----------------------------
       Total Reconciling items                                                                           (77)              42
                                                                                                 ------------   --------------


                                                                                                 ------------   --------------
 CONSOLIDATED US GAAP NET EARNINGS                                                               $       238    $         530
                                                                                                 ============   ==============



(A) Reflects the accounting for reinsurance contracts ceding variable annuity Guaranteed Minimum Income Benefit ("GMIB") risks and the program to hedge certain risks associated with Guaranteed Minimum Death Benefit ("GMDB") and GMIB features as derivative contracts at fair value under US GAAP vs. ceded reinsurance reserves and derivative contracts qualifying for hedge accounting, respectively, under French GAAP.

(B) Primarily reflects accounting for certain equity investments on the equity method of accounting under US GAAP vs. historical cost less cash distributions and valuation allowances under French GAAP.

(C) Primarily reflects variable plan accounting of Stock Appreciation Rights under US GAAP vs. fixed plan accrual accounting under French GAAP.

(D) Reflects amortization of acquisition related intangible assets excluded from AXA French GAAP Adjusted Earnings.

(E) Effective 1/1/04, AXA Financial adopted SOP 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts", for US GAAP requiring a change in our policies relating to

     1)  general account interests in separate accounts,

     2)  assets and liabilities associated with market-value adjusted annuities,

     3)  liabilities related to group pension participating contracts, and

     4) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and universal life contracts.

(F) Reflects decrease in Deferred Tax Liability related to periods subsequent to the acquisition of Registrant by AXA.

(G) Reflects the earnings impact of the reduction of state tax liabilities associated with the 2000 sale of DLJ, treated as a "one off item" and excluded from AXA French GAAP Adjusted Earnings.

(H) Reflects the accounting for interest rate swaps contracts as derivative contracts at fair value under US GAAP vs. derivative contracts qualifying for hedge accounting under French GAAP.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

99.1 Certain slides from AXA's Half Year 2004 Earnings Presentation, modified to provide information in US GAAP.

ITEM 9. REGULATION FD DISCLOSURE

The information provided in connection with Item 9 of this report is being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with General Instruction B of Form 8-K, the information provided in connection with Item 9 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or Sections 11 and 12(a)
(2) of the Securities Act of 1933, as amended (the "Securities Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act. The furnishing of the information set forth in connection with Item 9 of this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information that is required to be disclosed solely by Regulation FD.

At a meeting held with securities analysts on August 6, 2004, Stanley B. Tulin, Vice Chairman and Chief Financial Officer of the Registrant, presented certain information regarding AXA's consolidated results of operations for the first half of 2004. This presentation provided information in accordance with French GAAP and is available on AXA's website at www.axa.com. Certain slides of this presentation relate to AXA's reversion to the mean approach on the Registrant's Deferred Policy Acquisition Costs ("DAC"), the Registrant's DAC at June 30, 2004, reserves for the guaranteed minimum death benefit and the guaranteed minimum income benefit features provided in certain of the Registrant's variable annuities, and other topics. These slides, modified to provide information in US GAAP, are attached hereto as Exhibit 99.1.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AXA FINANCIAL, INC.


Date:  August 6, 2004           By:   /s/ Alvin H. Fenichel
                                         ---------------------
                                         Name:  Alvin H. Fenichel
                                         Title: Senior Vice President and
                                                Controller

EXHIBIT INDEX

EXHIBIT NUMBER          EXHIBIT DESCRIPTION

99.1 Certain slides from AXA's Half Year 2004 Earnings Presentation, modified to provide information in US GAAP.